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RYDEX DYNAMIC FUNDS

Inverse S&P 500® 2x Strategy Fund

Supplement dated May 20, 2020 to the currently effective Statutory Prospectuses, Summary Prospectuses (collectively, the “Prospectuses”) and Statement of Additional Information.

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

On May 18, 2020, the Board of Trustees of Rydex Dynamic Funds (the “Trust”) approved a reverse share split of the issued and outstanding shares of the Trust’s Inverse S&P 500® 2x Strategy Fund (the “Fund”), pursuant to which shareholders will receive one share in exchange for every five shares of the Fund they currently own. The reverse share split for the Fund is scheduled to occur after the close of markets on or after August 14, 2020, with shares being offered on a split-adjusted basis on or after August 17, 2020.

As a result of the reverse share split, every five shares owned of the Fund will be exchanged for one share. Accordingly, the reverse share split will have the effect of reducing the number of the Fund’s issued and outstanding shares and proportionately increasing the net asset value (“NAV”) per share of the Fund. The market value of the Fund’s issued and outstanding shares will remain the same. The reverse share split provides shareholders of the Fund with fewer shares of the Fund, but the value of a shareholders’ investment in the Fund will not change as a result of the reverse share split. In addition, the reverse share split will not affect any shareholder’s rights, preferences or privileges associated with the Fund’s issued and outstanding shares. The table below illustrates the effect of a hypothetical one for five reverse share split on a shareholder’s investment:

Hypothetical One for Five Reverse Share Split (1:5 or 1-for-5)

Period	# of Shares Owned	Hypothetical NAV	Total Market Value (Based on Hypothetical NAV)
Pre-Reverse Share Split	50	$5.00	$250.00
Post-Reverse Share Split	10	$25.00	$250.00

Please retain this supplement for future reference.

RDX-PRO-SUP2-0520x0820